                                                                    Exhibit 99.1

[GRAPHIC OMITTED]

EMPIRE RESORTS CONTACT:                     INVESTOR CONTACT:
Charles A. Degliomini                       Chris Witty
VP, Communications & Government Relations   Lippert/Heilshorn & Associates, Inc.
(845) 807-0001                              (212) 201-6609
                                            cwitty@lhai.com

FOR IMMEDIATE RELEASE

         GOVERNOR SPITZER GRANTS CONCURRENCE FOR ST. REGIS MOHAWK CASINO

        ALSO SIGNS COMPACT WITH TRIBE AUTHORIZING GAMING AT RACEWAY SITE

LAS VEGAS,  NV, FEBRUARY 20, 2007 - Empire Resorts,  Inc.  (NASDAQ:  NYNY) today announced that Governor Eliot Spitzer issued his concurrence  with regard to the
April 2000 Secretarial  Determination which found that gaming in Sullivan County by the St.  Regis  Mohawk  Tribe would be in the Tribe's and its  members'  best interest  and  would  not be  detrimental  to  the  surrounding  communities.  A concurrence  by the  governor of a state where gaming is to occur is required by the Indian Gaming Regulatory Act of 1988 (IGRA.) In addition to the concurrence,
Governor Spitzer also signed the  Tribal-State  Compact  Amendment,  authorizing gaming in Sullivan  County and,  specifically,  at the Monticello site where the
Tribe intends to build a Class III casino.

"We thank  Governor  Spitzer  for his quick  action and  applaud  his vision for bringing  jobs and  development  to the  upstate New York  economy and  Sullivan
County,"  declared  David P.  Hanlon,  Empire's  President  and CEO.  "With this monumental  achievement  behind us, we look  forward to having the land put into trust for our  partners,  the St. Regis  Mohawks,  after which we will lay out a timeframe for construction of a world-class  casino.  We appreciate the patience of our  customers,  our  investors,  and the community and are excited about the prospect of bringing  prosperity  to the  Catskills - where a St.  Regis  Mohawk
Casino will mean thousands of new jobs and a new beginning for years to come."

Both the  concurrence  and the Compact  Amendment  will be forwarded to the U.S.
Department of the Interior for review and further action. The concurrence is the final step in the IGRA  Section 20  process.  The  Department  can now begin its final  administrative  review so that the  Secretary  can  determine  whether to accept  title to the  Monticello  site in trust for the benefit of the Tribe and development of a Class III gaming facility. Under current policy, the Department will have 45 days to approve or  disapprove of the Compact  Amendment  after the
Monticello land is put in trust.

ABOUT EMPIRE RESORTS, INC.
Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004.  This  facility  features over 1,500 video gaming machines and amenities such as a 350-seat buffet and live entertainment.  Empire is also working to develop a $500 million "Class III" Native American casino and resort on a site adjacent to the Raceway and other gaming and non-gaming  resort projects in the Catskills region and other areas.

STATEMENTS IN THIS PRESS RELEASE  REGARDING THE COMPANY'S  BUSINESS THAT ARE NOT
HISTORICAL  FACTS  ARE  "FORWARD-LOOKING  STATEMENTS"  THAT  INVOLVE  RISKS  AND
UNCERTAINTIES,  INCLUDING  THE  NEED FOR  REGULATORY  APPROVALS,  FINANCING  AND
SUCCESSFUL COMPLETION OF CONSTRUCTION. THE COMPANY WISHES TO CAUTION READERS NOT
TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH STATEMENTS ARE
MADE PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1994, AND AS
SUCH,  SPEAK ONLY AS OF THE DATE MADE.  TO THE EXTENT THE  CONTENT OF THIS PRESS
RELEASE  INCLUDES  FORWARD-LOOKING  STATEMENTS,  THEY INVOLVE  VARIOUS RISKS AND
UNCERTAINTIES  INCLUDING  (I) THE RISK THAT THE VARIOUS  APPROVALS  NECESSARY AS
DESCRIBED  HEREIN AND OTHER  APPROVALS  REQUIRED TO BE OBTAINED  FROM THE UNITED
STATES  CONGRESS,  THE BUREAU OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING
REGULATORY  COMMISSION,  THE GOVERNOR OF THE STATE OF NEW YORK AND VARIOUS OTHER
FEDERAL,  STATE AND LOCAL GOVERNMENTAL ENTITIES ARE NOT RECEIVED,  (II) THE RISK
THAT FINANCING  NECESSARY FOR THE PROPOSED  PROGRAMS OR PROJECTS MAY NOT BE ABLE
TO  BE  OBTAINED  BECAUSE  OF  CREDIT  FACTORS,   MARKET   CONDITIONS  OR  OTHER
CONTINGENCIES,  (III) THE RISK THAT SOVEREIGN  NATIVE  AMERICAN  GOVERNMENTS MAY
EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF ITS AGREEMENTS WITH
THE COMPANY (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS  COUNTERPARTIES  OF THE
RELATED  AGREEMENTS,  AND (V) GENERAL  RISKS  AFFECTING THE COMPANY AS DESCRIBED
FROM  TIME TO TIME IN IT'S  REPORTS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.  FOR A FULL DISCUSSION OF SUCH RISKS AND UNCERTAINTIES,  WHICH COULD
CAUSE  ACTUAL  RESULTS TO DIFFER  FROM THOSE  CONTAINED  IN THE  FORWARD-LOOKING
STATEMENTS,  SEE "RISK FACTORS" IN THE COMPANY'S  ANNUAL REPORT OR FORM 10-K FOR
THE MOST RECENTLY ENDED FISCAL YEAR.